UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2026

Pasithea Therapeutics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40804	85-1591963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Lincoln Road, Suite 500 Miami Beach, Florida	33139
(Address of principal executive offices)	(Zip Code)

(702) 514-4174

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KTTA	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.0001 per share	KTTAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 9, 2026, the Company held its Annual Meeting. The stockholders of the Company acted upon the following three proposals at the Annual Meeting: (1) the election of two Class III directors; (2) the ratification of the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026; and (3) the adoption and approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), at the discretion of the Board of Directors of the Company (the “Board”), to effect a reverse stock split of the Company’s issued shares of Common Stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of the Company’s stockholders.

Of the 33,414,448 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, 26,142,328 shares of Common Stock were represented in person or by proxy at the Annual Meeting, thereby constituting a quorum.

The voting results on each of the proposals acted upon at the Annual Meeting are set forth below:

Proposal 1 related to the election of two nominees to serve as Class III directors with a three-year term expiring at the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following directors were approved by a plurality of the votes cast at the Annual Meeting:

	FOR	WITHHELD	BROKER NON-VOTES
Dr. Tiago Reis Marques	18,381,039	67,394	7,693,895
Prof. Lawrence Steinman	17,000,205	1,448,228	7,693,895

Proposal 2 related to the ratification of the appointment of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Proposal 2 was approved by a majority of the votes cast at the Annual Meeting, based upon the following votes:

FOR	AGAINST	ABSTAIN
25,935,574	199,988	6,766

Proposal 3 related to the adoption and approval of an amendment to the Certificate, at the discretion of the Board, to effect a reverse stock split of the Company’s issued shares of Common Stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of the Company’s stockholders. Proposal 3 was approved by a majority of the votes cast at the Annual Meeting, based upon the following votes:

FOR	AGAINST	ABSTAIN
25,071,052	1,053,169	18,107

No other business properly came before the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASITHEA THERAPEUTICS CORP.

Dated: September 9, 2026	By:	/s/ Tiago Reis Marques
		Name:	Tiago Reis Marques
		Title:	Chief Executive Officer

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